Exhibit 99.2

NEWS RELEASE

Nabors Announces Cash Tender Offers and Consent Solicitations

HAMILTON, Bermuda, January 6, 2020 /PRNewswire/ - Nabors Industries Ltd. (NYSE: NBR) (“Nabors”) announced today that its wholly owned subsidiary, Nabors Industries, Inc. (the “Company”) has commenced cash tender offers (collectively, the “Tender Offers,” and each offer to purchase a series of notes individually, a “Tender Offer”) to purchase up to $800,000,000 aggregate purchase price, exclusive of accrued interest (the “Aggregate Maximum Purchase Amount”), of the outstanding notes of the Company set forth in the table below (collectively, the “Notes”). The Company will only accept for purchase its (i) 5.10% Senior Notes due 2023 (the “5.10% Notes”) having an aggregate purchase price (exclusive of Accrued Interest) of up to $100,000,000 (such aggregate purchase price, subject to increase or decrease by the Company, the “5.10% Notes Tender Cap”) and (ii) 5.00% Senior Notes due 2020 (the “5.00% Notes”) having an aggregate purchase price (exclusive of Accrued Interest) of up to $50,000,000 (such aggregate purchase price, subject to increase or decrease by the Company, the “5.00% Notes Tender Cap”).

The terms and conditions of the Tender Offers and the Consent Solicitations are described in an Offer to Purchase and Consent Solicitation Statement dated January 6, 2020 (the “Offer to Purchase and Consent Solicitation”). Terms used but not defined herein have the meaning ascribed to them in the Offer to Purchase and Consent Solicitation.

					Dollars per $1,000 Principal Amount of Notes
Series of Notes	CUSIP Number	Aggregate Principal Amount Outstanding(1)	Tender Cap	Acceptance Priority Level	Tender Offer Consideration(2)	Early Tender Premium(2)	Total Consideration(2)(3)
5.50% Senior Notes due 2023	62957HAC9	$501,003,000	N/A	1	$960.00	$50.00	$1,010.00
4.625% Senior Notes due 2021	629568 AX4	$634,999,000	N/A	2	$972.50	$50.00	$1,022.50
5.10% Senior Notes due 2023	629568BB1; 629568BA3	$337,278,000	$100,000,000	3	$890.00	$50.00	$940.00
5.00% Senior Notes due 2020	629568AV8; 629568AU0	$289,487,000	$50,000,000	4	$965.00	$50.00	$1,015.00

(1)	As of January 6, 2020, 5.00% Senior Notes due 2020 outstanding principal amount includes $7,325,000 in principal amount held by the Company that will not participate in the Tender Offer.
(2)	Per $1,000 principal amount of Notes validly tendered and accepted for purchase.
(3)	Includes the Early Tender Premium.

In connection with the Tender Offers for the 5.50% Senior Notes due 2023 (the “5.50% Notes”) and the 4.625% Senior Notes due 2021 (the “4.625% Notes”), the Company has commenced solicitations of consents (collectively, the “Consent Solicitations” and each solicitation of consents for the 5.50% Notes and the 4.625% Notes individually, a “Consent Solicitation”) from holders of the 5.50% Notes and the 4.625% Notes to amend certain provisions (the “Proposed Amendments”) of (i) the Indenture dated as of December 9, 2016 (the “5.50% Indenture”) between the Company, as issuer, Nabors, as guarantor, Wilmington Trust Company, as trustee, and Citibank, N.A. (“Citi”), as securities administrator, pursuant to which the 5.50% Notes were issued and (ii) the Indenture dated as of August 23, 2011 (the “4.625% Indenture”) between the Company, as issuer, Nabors, as guarantor, Wilmington Trust, National Association (as successor to Wilmington Trust Company), as trustee, and Citi, as securities administrator, pursuant to which the 4.625% Notes were issued (each of the 5.50% Indenture and the 4.625% Indenture, an “Indenture” and, collectively, the “Indentures”). The Proposed Amendments would amend the applicable Indenture with respect to the applicable series of Notes to, among other things, eliminate substantially all of the restrictive covenants and certain events of default under such Indenture and reduce the minimum notice period required for redemptions of the applicable series of Notes from 20 days as currently required by the applicable Indenture to 3 business days.

NEWS RELEASE

Each of the Tender Offers and the Consent Solicitations will expire at 5:00 p.m., New York City time, on February 4, 2020, or any other date and time to which the Company extends such Tender Offer or Consent Solicitation (such date and time with respect to a Tender Offer or Consent Solicitation, as it may be extended for such Tender Offer or, to the extent applicable, the related Consent Solicitation, the “Expiration Date”), unless earlier terminated. No tenders of Notes or, to the extent applicable, deliveries of related consents pursuant to the Consent Solicitations will be valid if submitted after the Expiration Date. Tendered Notes may be validly withdrawn (and consents, to the extent applicable, may be validly revoked) from the applicable Tender Offer and Consent Solicitation at or prior to, but not after, 5:00 p.m., New York City time, on January 17, 2020 (such date and time with respect to a Tender Offer or Consent Solicitation, as it may be extended for such Tender Offer or Consent Solicitation, the “Withdrawal Deadline”). Holders of Notes who tender their Notes (and, to the extent applicable, revoke their consents) after the Withdrawal Deadline, but prior to the Expiration Date, may not withdraw their tendered Notes (or, to the extent applicable, revoke their consents), except for certain limited circumstances where additional withdrawal rights or revocation rights are required by law.

Upon the terms and subject to the conditions of the Tender Offers and the Consent Solicitations, the consideration for each $1,000 principal amount of Notes validly tendered (with, to the extent applicable, consents that have been validly delivered) and accepted for purchase pursuant to the Tender Offers will be the tender offer consideration for the applicable series of Notes set forth in the table above (with respect to each series of Notes, the “Tender Offer Consideration”). Holders of Notes that are validly tendered (with, to the extent applicable, consents that have been validly delivered) at or prior to 5:00 p.m., New York City time, on January 17, 2020 (such date and time with respect to a Tender Offer or Consent Solicitation, as it may be extended for such Tender Offer or Consent Solicitation, the “Early Tender Date”) and accepted for purchase pursuant to the Tender Offers will receive the applicable Tender Offer Consideration plus the early tender premium for the applicable series of Notes set forth in the table above (with respect to each series of Notes, the “Early Tender Premium” and, together with the applicable Tender Offer Consideration, the “Total Consideration”). Holders of Notes validly tendered (with, to the extent applicable, consents that have been validly delivered) after the Early Tender Date, but before the Expiration Date, and accepted for purchase pursuant to the Tender Offers will receive the applicable Tender Offer Consideration, but not the Early Tender Premium.

NEWS RELEASE

In addition to the Tender Offer Consideration or the Total Consideration, as applicable, all holders of Notes accepted for purchase pursuant to the Tender Offers will, on the Early Settlement Date or the Final Settlement Date (each as defined below), as applicable, also receive accrued and unpaid interest on those Notes from the last interest payment date with respect to those Notes to, but not including, the Early Settlement Date or the Final Settlement Date, as applicable.

Subject to compliance with applicable law, the Company may (i) extend or otherwise amend the Early Tender Date or the Expiration Date with respect to a Tender Offer and, if applicable, the related Consent Solicitation or (ii) increase or decrease the Aggregate Maximum Purchase Amount, the 5.10% Notes Tender Cap or the 5.00% Notes Tender Cap, in each case without extending the Withdrawal Deadline for such Tender Offer or Consent Solicitation or otherwise reinstating withdrawal or revocation rights of Holders for such Tender Offer or Consent Solicitation. In addition, the Early Tender Date with respect to a Tender Offer and, if applicable, the related Consent Solicitation can be extended independently of the Early Tender Date or Withdrawal Deadline with respect to any other Tender Offer and Consent Solicitation. There can be no assurance that the Company will change the Aggregate Maximum Purchase Amount, the 5.10% Notes Tender Cap or the 5.00% Notes Tender Cap. If the Company changes the Aggregate Maximum Purchase Amount, the 5.10% Notes Tender Cap or the 5.00% Notes Tender Cap, it does not expect to extend the Withdrawal Deadline, subject to applicable law.

The Company reserves the right, in its sole discretion, at any point following the Early Tender Date and before the Expiration Date, to accept for purchase any Notes validly tendered (with, to the extent applicable, Consents that have been validly delivered) at or prior to the Early Tender Date (the date of such acceptance and purchase, the “Early Settlement Date”), subject to the Aggregate Maximum Purchase Amount, the Acceptance Priority Levels, the 5.10% Notes Tender Cap, the 5.00% Notes Tender Cap and proration as described herein. The Early Settlement Date will be determined at the Company’s option and is currently expected to occur on January 22, 2020, assuming the conditions to the Tender Offers and, to the extent applicable, the Consent Solicitations have been either satisfied or waived by the Company at or prior to the Early Settlement Date. The Company has no obligation to elect to have an Early Settlement Date. Irrespective of whether the Company chooses to exercise the Company’s option to have an Early Settlement Date, it will purchase any remaining Notes that have been validly tendered (with, to the extent applicable, Consents that have been validly delivered) at or prior to the Expiration Date and accepted for purchase, subject to all conditions to the Tender Offers and, to the extent applicable, the Consent Solicitations having been either satisfied or waived by the Company, promptly following the Expiration Date (the date of such acceptance and purchase, the “Final Settlement Date”; the Final Settlement Date and the Early Settlement Date each being a “Settlement Date”), subject to the Aggregate Maximum Purchase Amount, the Acceptance Priority Levels, the 5.10% Notes Tender Cap, the 5.00% Notes Tender Cap and proration as described herein. The Final Settlement Date is expected to occur on the second business day following the Expiration Date, assuming the conditions to the Tender Offers and, to the extent applicable, the Consent Solicitations have been either satisfied or waived by the Company at or prior to the Expiration Date and the Aggregate Maximum Purchase Amount is not purchased on the Early Settlement Date.

NEWS RELEASE

Subject to the Aggregate Maximum Purchase Amount, the 5.10% Notes Tender Cap, the 5.00% Notes Tender Cap and proration as described herein, all Notes validly tendered at or before the Early Tender Date having a higher Acceptance Priority Level will be accepted before any Notes validly tendered at or before the Early Tender Date having a lower Acceptance Priority Level are accepted, and all Notes validly tendered after the Early Tender Date having a higher Acceptance Priority Level will be accepted before any Notes validly tendered after the Early Tender Date having a lower Acceptance Priority Level are accepted in the Tender Offers. Accordingly, subject to the 5.10% Notes Tender Cap and the 5.00% Notes Tender Cap, all validly tendered Notes with an Acceptance Priority Level 1 will be accepted before any validly tendered Notes with an Acceptance Priority Level 2, and so on, until the Aggregate Maximum Purchase Amount is allocated. Once all Notes validly tendered in a certain Acceptance Priority Level have been accepted, Notes from the next Acceptance Priority Level may begin to be accepted. If the remaining portion of the Aggregate Maximum Purchase Amount, the 5.10% Notes Tender Cap and the 5.00% Notes Tender Cap, as applicable, is adequate to purchase some but not all of the aggregate principal amount of Notes validly tendered within the next Acceptance Priority Level, Notes validly tendered in that Acceptance Priority Level will be accepted on a pro rata basis, based on the aggregate principal amount of Notes validly tendered with respect to that Acceptance Priority Level, and no Notes with a lower Acceptance Priority Level will be accepted.

Notwithstanding the foregoing, even if the Tender Offers are not fully subscribed as of the Early Tender Date, subject to the Aggregate Maximum Purchase Amount, the 5.10% Notes Tender Cap and the 5.00% Notes Tender Cap, Notes validly tendered at or before the Early Tender Date will be accepted for purchase in priority to other Notes validly tendered after the Early Tender Date, even if such Notes validly tendered after the Early Tender Date have a higher Acceptance Priority Level than Notes validly tendered prior to the Early Tender Date. In addition, if the aggregate purchase price of Notes validly tendered at or before the Early Tender Date exceeds the Aggregate Maximum Purchase Amount, the Company will not accept for purchase any Notes tendered after the Early Tender Date. Similarly, if the aggregate purchase price of the 5.10% Notes validly tendered at or before the Early Tender Date exceeds the 5.10% Notes Tender Cap, the Company will not accept for purchase any 5.10% Notes tendered after the Early Tender Date. If the aggregate purchase price of the 5.00% Notes validly tendered at or before the Early Tender Date exceeds the 5.00% Notes Tender Cap, the Company will not accept for purchase any 5.00% Notes tendered after the Early Tender Date.

Any Holder who tenders 5.50% Notes or 4.625% Notes pursuant to the related Tender Offers must also deliver a Consent to the Proposed Amendments pursuant to the related Consent Solicitation. Holders who validly tender their 5.50% Notes or their 4.625% Notes pursuant to the related Tender Offers with respect to the 5.50% Notes or the 4.625% Notes, as applicable, will be deemed to have delivered their Consents for such related series of Notes pursuant to the related Consent Solicitation by virtue of such tender. Holders may not deliver Consents with respect to the 5.50% Notes or the 4.625% Notes without also tendering their Notes of such series in the related Tender Offer. A Holder may not revoke a Consent with respect to the 5.50% Notes or the 4.625% Notes without withdrawing the previously tendered Notes of such series to which such Consent relates. A valid withdrawal of tendered Notes prior to the Withdrawal Deadline will constitute the concurrent valid revocation of such Holder’s related Consent.

NEWS RELEASE

Acceptance for tenders of any series of Notes may be subject to proration as to such series if the aggregate purchase price of the Notes of such series (exclusive of Accrued Interest) would cause the Aggregate Maximum Purchase Amount to be exceeded. Acceptance for tenders of the 5.10% Notes or the 5.00% Notes, as applicable, may also be subject to proration if the aggregate purchase price (exclusive of Accrued Interest) of such series exceeds the 5.10% Notes Tender Cap or the 5.00% Notes Tender Cap, as applicable. If the Tender Offers are fully subscribed as of the Early Tender Date, Holders who validly tender Notes after the Early Tender Date will not have any of their Notes accepted for purchase.

The Tender Offers are not conditioned upon a minimum amount of Notes of any series, or a minimum amount of Notes of all series, being tendered, or upon obtaining any Requisite Consent. The Tender Offers are conditioned on the completion of the proposed offering of debt securities by the Company’s indirect parent, Nabors. The adoption of the Proposed Amendments with respect to the 5.50% Indenture and the 4.625% Indenture and related series of Notes is conditioned upon obtaining Requisite Consent with respect to such Indenture or related series of Notes but is not conditioned upon the consummation of the other Consent Solicitation or adoption of the Proposed Amendments in respect of the other Indenture and related series of Notes or obtaining any Requisite Consent with respect to the other Indenture or related series of Notes.

BofA Securities, Inc., MUFG Securities Americas Inc., Mizuho Securities USA LLC and Wells Fargo Securities LLC are serving as the lead dealer managers in connection with the Tender Offers and the solicitation agents in connection with the Consent Solicitations and Citigroup Global Markets Inc, Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc. are serving as the co-dealer managers in the Tender Offers and co-solicitation agents in the Consent Solicitations. Global Bondholder Services Corporation has been retained to serve as both the depositary and the information agent for the Tender Offers and the Consent Solicitations. Persons with questions regarding the Tender Offers or the Consent Solicitations should contact BofA Securities toll-free at (888) 292-0070; MUFG toll-free at (877) 744-4532; Mizuho Securities at (866) 271-7403; or Wells Fargo Securities at (866) 309-6316. Requests for copies of the Offer to Purchase and Consent Solicitation and other related materials should be directed to Global Bondholder Services Corporation by calling (banks and brokers collect) (212) 430-3774 or (all others toll-free) (866) 794-2200 or by email at contact@gbsc-usa.com.

NEWS RELEASE

None of the Company, its officers, the dealer managers, the solicitation agents, the depositary, the information agent or the trustees with respect to the Notes, or any of the Company’s or their respective affiliates, makes any recommendation that holders tender or refrain from tendering all or any portion of the principal amount of their Notes, and no one has been authorized by any of them to make such a recommendation. Holders must make their own decision as to whether to tender their Notes, deliver their consents and, if so, the principal amount of Notes to which action is to be taken. The Tender Offers and Consent Solicitations are made only by the Offer to Purchase and Consent Solicitation. This press release is neither an offer to purchase nor a solicitation of an offer to sell any notes in the Tender Offers. The Tender Offers and Consent Solicitations are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the Tender Offers or Consent Solicitations are required to be made by a licensed broker or dealer, the Tender Offers and Consent Solicitations will be deemed to be made on behalf of the Company by the dealer managers, solicitation agents or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

The Company and its affiliates may from time to time, after completion of the Tender Offers and the Consent Solicitations, purchase additional Notes or other debt securities in the open market, in privately negotiated transactions, through tender offers, exchange offers or otherwise, or the Company may redeem the Notes or other debt securities pursuant to their terms. Any future purchases, exchanges or redemptions may be on the same terms or on terms that are more or less favorable to Holders of Notes than the terms of the Tender Offers. Any future purchases, exchanges or redemptions by the Company and its affiliates will depend on various factors existing at that time. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) the Company and its affiliates may choose to pursue in the future.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The Tender Offers are being made solely by means of the Offer to Purchase and Consent Solicitation. The Tender Offers are void in all jurisdictions where they are prohibited. In those jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of the Company by the dealer managers or one or more registered brokers or dealers licensed under the laws of such jurisdictions.

About Nabors

Nabors owns and operates one of the world's largest land-based drilling rig fleets and is a provider of offshore platform rigs in the United States and numerous international markets. Nabors also provides directional drilling services, performance tools, and innovative technologies for its own rig fleet and those of third parties. Leveraging its advanced drilling automation capabilities, Nabors highly skilled workforce continues to set new standards for operational excellence and transform its industry.

Media Contact

For further information regarding Nabors, please contact Dennis A. Smith, Senior Vice President of Corporate Development & Investor Relations at + 1 281-775-8038 or William Conroy, Senior Director of Corporate Development & Investor Relations, +1 281-775-2423. To request investor materials, contact Nabors' corporate headquarters in Hamilton, Bermuda at + 1 441-292-1510 or via email at mark.andrews@nabors.com.

SOURCE Nabors Industries Ltd.